Exhibit (d)(3)



                             LETTER OF TRANSMITTAL



      (To Accompany Certificates for shares of Common Stock of Pacific
                    Telecom, Inc. ("PTI Common Stock"))



           PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS ATTACHED HERETO

      IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED
HOLDER(S) OF THE CERTIFICATE(S) SURRENDERED HEREWITH, NO
ENDORSEMENTS OF THE CERTIFICATES OR SEPARATE STOCK POWERS ARE
REQUIRED.




                      PAYING AGENT: LaSalle National Bank



                              By Hand or by Mail:

                             LaSalle National Bank
                          Corporate Trust Operations
                           135 South LaSalle Street
                                   Room 360
                               Chicago, IL 60603



                     For Information Call:  (312) 904-2450
                                                  904-2451
                                                  904-2452

Ladies and Gentlemen:

      In accordance with the Merger Agreement, dated as of March 9, 1995 (the "Merger Agreement"), among PacifiCorp Holdings,
Inc., a Delaware corporation ("Holdings"), Pacific Telecom, Inc., a Washington corporation ("Pacific Telecom"), and PXYZ Corporation, a Washington corporation and wholly-owned subsidiary of Holdings, the undersigned hereby delivers to you, as Paying Agent, the stock certificate(s) listed in Schedule A formerly representing shares of Pacific Telecom Common Stock ("PTI Common Stock"). The undersigned hereby requests that you make payment for each share evidenced by the enclosed certificate(s) by forwarding a check or wire transfer in payment thereof to the undersigned as set forth below and in accordance with the Merger Agreement and, upon such payment, directs you to surrender the certificate(s) for cancellation. The undersigned represents and warrants that the undersigned has full power and authority to transfer the enclosed certificate(s) formerly representing PTI Common Stock free and clear of any liens, charges or encumbrances. All authority herein conferred or agreed to be conferred shall be irrevocable and, accordingly, survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. BY SUBMITTING THIS LETTER OF TRANSMITTAL AND THE UNDERSIGNED'S CERTIFICATE(S) FORMERLY REPRESENTING SHARES OF PTI COMMON STOCK TO YOU, AS PAYING AGENT, THE UNDERSIGNED HEREBY WITHDRAWS ANY DEMAND THE UNDERSIGNED MAY HAVE FILED WITH PACIFIC TELECOM OR OTHERWISE FOR DISSENTERS' RIGHTS UNDER THE WASHINGTON BUSINESS CORPORATION ACT AND BY THE ACCEPTANCE OF THIS LETTER OF TRANSMITTAL, PACIFIC TELECOM THEREBY CONSENTS TO SUCH WITHDRAWAL.


SCHEDULE A:       SURRENDERED CERTIFICATES FOR PTI COMMON STOCK
----------

List below the shares of PTI Common Stock to which this Letter of Transmittal relates:

1.  Name and Address of Registered             Certificate            Number of
    Owner Shown on the Stock Records             Numbers                Shares
    --------------------------------            --------              ---------





2.  Total number of shares of PTI Common Stock:  ____________


(If additional space is required, attach a continuation sheet in substantially the above form.)

Except as otherwise requested in special instructions in Schedules B or C, the undersigned requests payment to which the undersigned is entitled to be issued in the name and mailed to the address set forth above in Schedule A. Do not complete or sign the surrendered certificate(s).

SCHEDULE B:      SPECIAL MAILING INSTRUCTIONS
----------

     To be completed only if a check is to be mailed to the registered holder at an address other than that listed in Schedule A.

Mail to:  (please print)

Name      _________________________________________________

Address   _________________________________________________

          -------------------------------------------------
                       (Include Zip Code)


SCHEDULE C:      SPECIAL PAYMENT INSTRUCTIONS TO OTHER THAN
----------       REGISTERED HOLDER

     To be completed only if the full or partial payment is to be issued to other than the registered holder(s). (See Instruction 3)

Issue check to:   (please print)

Name      _____________________________________________________

Address   _____________________________________________________

          -----------------------------------------------------
                          (Include Zip Code)

Payment to be made as indicated in this Schedule C:

     _____  Full Payment

     _____  Partial Payment in the amount of ____________

If a partial payment is made pursuant to this Schedule C, the remaining amount to which the undersigned is entitled shall be paid by check to be issued to the name and mailed to the address set forth in Schedule A above, unless Schedule B is completed.

SCHEDULE D:      MEDALLION SIGNATURE GUARANTEE
----------

      To be completed ONLY if required by Instruction 3.

      The undersigned hereby medallion signature guarantees the signature(s) which appear(s) on this Letter of Transmittal and the certificates surrendered pursuant to this Letter of Transmittal.

Name of Firm Issuing Medallion
Signature Guarantee:  ___________________________________________

Signature of Officer: ___________________________________________

Title of Officer:         ___________________________________________

Address of Firm:          ___________________________________________


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                             SIGN HERE
X________________________________________________________________

X________________________________________________________________
                      Signature(s) of All Shareholder(s)
                      (See guarantee requirement below)

      Date ________________         Holder Employer Identification No.
                                        Or Social Security No.
                                   -----------------------------------

This Letter of Transmittal must be signed above by all registered holder(s) exactly as the name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signing is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2 and
4.  (Please Print)

Name ____________________________________________________________

Capacity (full title)____________________________________________

Address__________________________________________________________

       _______________________________________________ (Zip Code)

Area Code and Telephone No.(     )_______________________________

Tax Identification or Social Security No.________________________
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      See the enclosed "Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9" for additional instructions.

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PAYER'S NAME: LASALLE NATIONAL BANK
                             Part 1-PLEASE
Substitute                   PROVIDE YOUR          Social Security Number
Form W-9                     TIN IN THE BOX
(See Instruction 6)          AT RIGHT AND          OR
Please fill in your          CERTIFY BY
name and address             SIGNING AND
below                        DATING BELOW          Employer Identification
                       -----------------------------------------------------------
Name                         Part 2-Certification-Under        Part 3-
                             Penalties of Perjury, I
                             certify that:                     Awaiting TIN  /   /
Address (number and          (1)   The number shown in
street)                            this form is my correct     -------------------
                                   Taxpayer Identification
                                   Number (or I am waiting     Part 4-
City, State and Zip                for a number to be
Code                               issued to me) and           Exempt        /   /
                             (2)   I am not subject to
Department of the                  backup withholding          -------------------
Treasury                           because (a) I am exempt
Internal Revenue                   from backup withholding
Service                            or (b) I have not been
                                   notified by the
Payer's Request for                Internal Revenue
Taxpayer                           Service ("IRS") that I
Identification Number              am subject to
(TIN)                              withholding as a result
                                   of failure to report
                                   all interest or
                                   dividends or (c) the
                                   IRS has notified me
                                   that I am no longer
                                   subject to backup
                                   withholding.
                      ------------------------------------------------------------
                      Certification Instructions-You must cross
                      out item (2) in Part 2 above if you have
                      been notified by the IRS that you are
                      subject to backup withholding because of
                      underreporting interest or dividends on your
                      tax return.  However, if after being
                      notified by the IRS that you were subject to
                      backup withholding you received another
                      notification from the IRS stating that you
                      are no longer subject to backup withholding,
                      do not cross out item (2).  If you are
                      exempt from backup withholding, check the
                      box in Part 4 above.

                      SIGNATURE ________________________________________________
                      DATE                       ______________       , 199
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

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                    CERTIFICATE OF TAXPAYER AWAITING TIN

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------    ------------------------
Signature                                        Date

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                              INSTRUCTIONS FOR
                           LETTER OF TRANSMITTAL

      1. Delivery of Letter of Transmittal and Stock Certificates. The Letter of Transmittal, once completed and signed, together with the surrendered certificate(s) (or, in the case of lost, destroyed or stolen certificate(s), an Affidavit of Loss and Indemnity) and any other documents required by these Instructions, should be sent by mail or delivered by hand to the Paying Agent, in each case at the appropriate address set forth in the Letter of Transmittal. If the method of delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Do not complete and sign the surrendered certificate(s).

      2. Signatures. If the check or wire transfer is to be issued or made in the name of the registered holder(s) of the surrendered certificate(s), the Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the surrendered certificate(s). In the case of joint tenants, both must sign. If the surrendered certificate(s) for the shares of PTI Common Stock are registered in different forms of the name of any person signing the Letter of Transmittal (e.g. "John Smith" on one certificate and "J. Smith" on another), it will be necessary for such person either to sign the Letter of Transmittal in each way in which the certificates are registered or to sign as many Letters of Transmittal as there are different registrations. If the surrendered certificate(s) have been transferred or assigned, please follow Instruction 3.

      3.    Issuance of Check in Different Names.

            (a) Payment or Issuance to Other Than Shareholder. If a check or wire transfer representing all or a part of the payment to which the shareholder is entitled is to be issued or made in the name of someone other than the registered holder of the surrendered certificate(s), the signature of the registered owner on the Letter of Transmittal must correspond with the name as written upon the face of each certificate in every particular and must be medallion signature guaranteed by a commercial bank (not a savings bank or savings and loan association) or trust company in the United States or by a member firm of any national securities exchange or of the National Association of Securities Dealers, Inc. ("Qualified Guarantor').

            (b) Transfer or Assignment. If the surrendered certificate(s) have been transferred or assigned, the surrendered certificate(s) must be properly endorsed (or accompanied by appropriate stock powers properly executed by the registered holder of such certificate(s)) to the transferee or assignee.
The signature of the registered holder on the endorsement or stock power must correspond with the name as written upon the face of each certificate in every particular and must be medallion signature guaranteed by a Qualified Guarantor. The Letter of Transmittal must be signed by the transferee or the transferee's agent, and should not be signed by the transferor. The signature of such transferee or agent must be medallion signature guaranteed by a Qualified Guarantor.

            (c) Transfer Taxes. If any stock transfer tax is payable by reason of payment to someone other than the registered holder of the surrendered certificate(s) and if the required stock transfer stamps are not affixed to the tendered certificate(s) or if funds to pay for such stamps do not accompany the Letter of Transmittal, the Surviving Corporation shall pay the amount of such tax.

            (d) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change of ownership, proceed as follows: for a change in name by marriage, etc., the surrendered certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage, Mrs. Mary Jones," with the signature medallion guaranteed by a Qualified Guarantor as defined in Instruction 3(a). For a correction in name, the surrendered certificate(s) should be endorsed, e.g. "James E. Brown, incorrectly inscribed as J. E. Brown," with the signature medallion guaranteed by a Qualified Guarantor as defined in Instruction 3(a).

      4. Proper Evidence of Authority. If any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian or trustee, in any other fiduciary or representative capacity or by an officer of a corporation on behalf of the corporation, there should be submitted with the Letter of Transmittal, surrendered certificate(s) or stock power documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer shares. Such documentary evidence of authority must be in a form satisfactory to the Paying Agent.

      5. Assistance in Completion of the Letter of Transmittal. If you are unable to deliver the certificate(s) formerly representing PTI Common Stock due to loss or destruction of such certificate(s), you should promptly execute the enclosed
Affidavit of Loss and Indemnity and return it with the completed
Letter of Transmittal.

      If you otherwise require assistance in completing the Letter of Transmittal, or require additional copies of the Letter of Transmittal, please contact LaSalle National Bank at (312) 904-
2450, 904-2451 or 904-2452.

      6. Substitute Form W-9. Holders are required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which has been provided as part of this Letter of Transmittal. If a holder is an individual, the TIN is such holder's social security number. If the account is in more than one name, or if the holder is not an individual, see the chart on the enclosed form "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for guidance on which number to enter. If the Paying Agent is not provided with the correct TIN, such holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to PTI Common Stock may be subject to backup withholding.

      If backup withholding applies, the Company is required to withhold 31% of all payments made to such holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding on payments that are made to a holder with respect to PTI Common Stock, such holder is required to notify the Company of such holder's correct TIN by completing the Form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and whether or not (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

      Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement (i.e., Form W-8 or substitute), signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Paying Agent.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

      Purpose of Form.-A person who is required to file an information return with the Internal Revenue Service (the "IRS") must obtain your correct Taxpayer Identification Number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property or contributions you made to an Individual Retirement Account ("IRA"). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

      Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

      How To Obtain a TIN.-If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

      To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part I (or check the box in Part 3 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

      Note: Writing "Applied for" (or checking the box in Part 3 of the Substitute Form W-9) on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

      As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

      What Is Backup Withholding?-Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation and certain payments from fishing boat operators, but do not include real estate transactions.

      If you give the requester your correct TIN, make the appropriate certifications and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

            1.    You do not furnish your TIN to the requester, or

            2. The IRS notifies the requester that you furnished an incorrect TIN, or

            3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

            4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

            5. You do not certify your TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

      Other reportable payments are subject to backup withholding only if 1 or 2 above applies unless you have been notified of an incorrect TIN, in which case such payments will be subject to withholding only if 1, 2 or 5 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Example Payees and Payments under Specific Instructions, below, if you are an exempt payee.

      Payees and Payments Exempt From Backup Withholding.-The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

      (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Securities, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or described in section 4947.

      Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

      -- Payments to nonresident aliens subject to withholding under section 1441.

      -- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

      --    Payments of patronage dividends not paid in money.

      --    Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

      -- Payments of interest on obligations issued by individuals.

      Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

      -- Payments of tax-exempt interest (including except-interest dividends under section 852).

      -- Payments described in section 6049(b)(5) to nonresident aliens.

      --    Payments on tax-free covenant bonds under section 1451.

      --    Payments made by certain foreign organizations.

      --    Mortgage interest paid by you.

      Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N,
and their regulations.

PENALTIES

      Failure To Furnish TIN.-If you fail to furnish your correct
TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

      Civil Penalty for False Information With Respect to
Withholding.-If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

      Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

      Misuse of TINs.-If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

      Name.-If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card and your new last name.

      If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION

      1. Interest, Dividend, Broker and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During
1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

      2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or else backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees) and payments to certain fishing boat crew members.

      5.    Mortgage Interest Paid by You, Acquisition or
Abandonment of Secured Property or IRA Contributions. You are required to furnish your correct TIN, but you are not required to sign the certification.

      6. Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "EXEMPT" in the block in Part II and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

      7. TIN "Applied for." Follow the instructions under How to Obtain a TIN on page 1, and sign and date this form.

      Signature.-For a joint account, only the person whose TIN is shown in Part I should sign.

      Privacy Act Notice.-Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

For this type of account:                                     Give name and SSN of:

   1.  Individual........................................     The individual

   2.  Two or more individuals (joint account)...........     The actual
                                                              owner of the
                                                              account or,
                                                              if combined
                                                              funds, the
                                                              first
                                                              individual on
                                                              the account
                                                              (1)
   3.  Custodian account of a minor (Uniform Gift
       to Minors Act)....................................     The minor (2)

   4.  a. The usual revocable savings trust
          (grantor is also trustee)......................     The grantor-trustee (1)

       b. So-called trust account that is not a legal
          or valid trust under state law.................     The actual owner (1)

   5.  Sole proprietorship...............................     The owner (3)

For this type of account:                                     Give name and EIN of:

   6.  Sole proprietorship...............................     The owner (3)

   7.  A valid trust, estate or pension trust............     Legal entity (4)

   8.  Corporate.........................................     The corporation

   9.  Association, club, religious, charitable, educational
       or other tax-exempt organization..................     The organization

   10. Partnership.......................................     The partnership

   11. A broker or registered nominee....................     The broker or nominee

   12. Account with the Department of Agriculture in
       the name of a public entity (such as a state
       or local government, school district or prison)
       that receives agriculture program payments........     The public entity

-------------

(1) List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's SSN.

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                                 Exhibit C

              AFFIDAVIT - LOST STOLEN OR DESTROYED SECURITIES

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DESCRIPTION OF SECURITIES (Type, i.d. no., no. of shares or face value):


ISSUING CORPORATION:


REGISTERED IN THE NAME OF (if securities were payable to bearer on their face, so state)
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STATE OF _________________       )
                                 ) ss.
COUNTY OF _______________        )

         I, __________________________________________________an
                        (State full legal name)
adult, residing at  _____________________________________________
                        (Address, Street, City, State, Zip)

being first duly sworn, state that:

   1. I am entitled to the full and exclusive possession of the securities described above in my capacity as ____________
         ---------------------------------------------.

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IF YOU ARE THE REGISTERED OWNER, SO STATE. IF YOU ARE ACTING AS A FIDUCIARY, STATE YOUR TITLE AND THE LEGAL DESCRIPTION OF THE ESTATE OR TRUST WHICH YOU REPRESENT, E.G. "ADMINISTRATOR OF THE ESTATE OF JOHN DOE, ALSO KNOWN AS JOHN J. DOE, DECEASED."
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2.       These securities became lost, stolen or destroyed on or
         about _______________, 19___, under the following
         circumstances:
         ---------------------------------------------------------

3. The securities ____ were ____ were not endorsed. If they were endorsed, describe the form of endorsement, and state by whom the signature was guaranteed:
         ---------------------------------------------------------

4. Neither the securities nor my rights in them have, in whole or in part, been assigned, transferred, hypothecated, pledged, deposited under any agreement or otherwise disposed of, and no person, firm or corporation other than the undersigned has any right, title, claim, equity or interest in, to or respecting the securities or the proceeds thereof except as stated below:

         Name                              Nature of Interest

         ------------------------          ------------------------

         ------------------------          ------------------------

         ------------------------          ------------------------

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LIST ABOVE THE NAMES OF ANY PERSONS WHO HAVE ANY CLAIM AGAINST THE SECURITIES, AND STATE THE NATURE OF THEIR INTEREST, SUCH AS, HEIR, BENEFICIARY, SPOUSE, CREDITOR, LEGATEE OR ASSIGNEE. IF NONE, THEN SO STATE.
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5. I have made or caused to be made diligent search for the securities, and have been unable to find or recover them. Should they ever come into my possession, I will, if duplicates are issued, immediately and without consideration, surrender them into the hands of the issuing corporation or its agent.

6. This affidavit is for the purpose of inducing the issuing corporation and its agents to issue new or replacement securities in lieu of those described herein, or to distribute the liquidation proceeds thereof to the undersigned. In consideration thereof, the undersigned agree(s) at all times to indemnify and save harmless the issuing corporation, its transfer agents, co-transfer agents, registrars, co-registrars, trustees, depositaries, fiscal, distribution, scrip, disbursing, redemption or paying agents, their sureties, insurers, successors and assigns, from and against any and all claims, liabilities, losses, damages, judgments, costs, charges, counsel fees and expenses of every nature and character which they may sustain by reason of the issuance of new or duplicate securities or distribution of proceeds.

7.       Signed and dated this ______ day of ___________________,
         19___.

         Subscribed and sworn to before me:

         ----------------------------------   ---------------------------------

(SEAL)   this _____ day of __________, 19__   THE UNDERSIGNED PARTIES WITH AN
                                              INTEREST IN THE SECURITIES JOIN
         __________________________________   IN THE FOREGOING AFFIDAVIT AND
                   Notary Public              AGREEMENTS.

         My commission expires: ___________

         Subscribed and sworn to before me:

         ----------------------------------   ---------------------------------
                                                Signature of Interested Party
(SEAL)   this _____ day of __________, 19__
                                              Address: ________________________
         ----------------------------------
                   Notary Public              _________________________________

         My commission expires: ___________

         Subscribed and sworn to before me:

         ----------------------------------   ---------------------------------
                                                Signature of Interested Party
(SEAL)   this _____ day of __________, 19__
                                              Address: ________________________
         ----------------------------------
                   Notary Public              _________________________________

         My commission expires: ___________

         Subscribed and sworn to before me:

         ----------------------------------   ---------------------------------
                                                Signature of Interested Party
(SEAL)   this _____ day of __________, 19__
                                              Address: ________________________
         ----------------------------------
                   Notary Public              _________________________________

         My commission expires: ___________